BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
01/03/02	Goldman, Sachs & Co.

Shares            Price         Amount
105,000 	  $100.00	$105,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
0.45        N/A		0.00%	           0.16%

Broker
Goldman Sachs & Co.

Underwriters of Goldman, Sachs & Co.

Underwriters     	              Principal Amount
Goldman, Sachs & Co.                  $2,255,000,000
Banc of America Securities LLC            27,500,000
Barclays Capital, Inc.                    27,500,000
Bayerische Hypo-und Vereinsbank AG        27,500,000
BBL NV                                    27,500,000
Credit Lyonnais Securities, Inc.          27,500,000
Danske Bank AS                            27,500,000
Deutsche Banc Alex. Brown, Inc.           27,500,000
First Union Securities, Inc.              27,500,000
HSBC Securities, Inc.                     27,500,000
Loop Capital Markets LLC                  27,500,000
J.P. Morgan Securities, Inc.              27,500,000
Ormes Capital Markets, Inc.               27,500,000
RBC Dominion Securities                   27,500,000
Salomon Smith Barney, Inc.                27,500,000
Santander Investment Securities, Inc.     27,500,000
Suntrust Capital markets, Inc.            27,500,000
U.S. Bancorp Piper Jaffray, Inc.          27,500,000
Westdeutsche Landesbank Girozentrale      27,500,000
Total                                 $2,750,000,000




Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/02	General Electric Capital Corp.

Shares            Price         Amount
675,000 	  $99.552	$671,976

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.03%	           1.68%

Broker
Lehman Brothers, Inc.

Underwriters of General Electric Capital Corp.

Underwriters     	              Principal Amount
Lehman Brothers, Inc.                 $2,025,000,000
Deutsche Banc Alex. Brown, Inc.           56,250,000
J.P. Morgan Securities, Inc.              56,250,000
Salomon Smith Barney, Inc.                56,250,000
UBS Warburg LLC                           56,250,000
Total                                 $2,250,000,000




Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/13/02	General Mills, Inc.

Shares            Price         Amount
210,000 	  $99.668	$209,303

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.01%	           0.36%

Broker
Deutsche Morgan Grenfell

Underwriters of General Mills, Inc.

Underwriters     	              Principal Amount
Barclays Capital, Inc.                 $318,200,000
Deutsche Ban Alex. Brown, Inc.          318,200,000
Salomon Smith Barney, Inc.              318,200,000
Credit Suisse First Boston Corp.        225,800,000
Banc of America Securities LLC          182,200,000
J.P. Morgan Securities, Inc.            182,200,000
UBS Warburg LLC                         182,200,000
Utendahl Capital Partners LP             35,000,000
Loop Capital Markets LLC                 35,000,000
Credit Lyonnais Securities, Inc.         32,200,000
Tokyo-Mitsubishi International PLC       26,400,000
Mizuho International PLC                 23,800,000
Suntrust Capital Markets, Inc.           23,800,000
Wells Fargo Van Kasper LLC               23,800,000
ABN AMRO Incorporated                    16,200,000
Mellon Financial Markets LLC             16,200,000
U.S. Bancorp Piper Jaffray, Inc.         14,800,000
Bank of New York Capital Markets, Inc.    7,800,000
Wachovia Securities, Inc.                 6,400,000
BNP Paribas Securities Corp.              2,800,000
Fleet Securities, Inc.                    2,800,000
HSBC Securities, Inc.                     2,800,000
Merrill Lynch & Co., Inc.                 2,800,000
Cooperatieze Centrale                       400,000
Total                                $2,000,000,000





Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/06/02	Weyerhaeuser Co.

Shares            Price         Amount
50,000 	  	 $99.354	$49,677

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.00%	           0.11%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Weyerhaeuser

Underwriters*			Principal Amount*

Total				$1,750,000,000


*Principal amounts of underwriters were
 not available at time of filing.


Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/18/02	Huntsman International LLC


Shares            Price         Amount
75,000		  $100.00	$75,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A         N/A		  0.03%	             0.30%

Broker
Deutsche Morgan Grenfell

Underwriters of Huntsman International LLC

Underwriters     	             Principal Amount
Deutsche Banc Alex. Brown, Inc.          $180,000,000
J.P. Morgan Securities, Inc. 	           60,000,000
Salomon Smith Barney, Inc.		   60,000,000
Total     			         $300,000,000




Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/26/02	Meadwestvaco Corp.

Shares            Price         Amount
65,000 		  $99.338	$64,570

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.01%	          0.28%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Meadwestvaco Corp.

Underwriters     	                Principal Amount
Merrill Lynch & Co., Inc.                $300,000,000
Bank of New York Capital Markets, Inc.     60,000,000
Banc of America Securities LLC             60,000,000
Banc One Capital Markets, Inc.             60,000,000
J.P. Morgan Securities, Inc.               60,000,000
Salomon Smith Barney, Inc.                 60,000,000
Goldman, Sachs & Co.                       22,500,000
Morgan Stanley Dean Witter & Co.           22,500,000
Barclays Capital, Inc.                     15,000,000
Commerzbank Capital Markets Corp.          15,000,000
Daiwa Securities SMBC Europe LTD           15,000,000
Fleet Securities, Inc.                     15,000,000
Scotia Capital, Inc.                       15,000,000
Suntrust Capital Markets, Inc.             15,000,000
Wachovia Securities, Inc.                  15,000,000
Total                                    $750,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/10/02	Valero Energy Corp.

Shares            Price         Amount
135,000	 	  $99.809	$134,742

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
$0.60       N/A		 0.01%	           0.22%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Valero Energy Corp.


Underwriters     	             Principal Amount
                                      of 2007 Notes
Morgan Stanley Dean Witter & Co.      $105,000,000
J.P. morgan Securities, Inc.            15,000,000
Banc of America Securities LLC          15,000,000
Banc One Capital Markets, Inc.          15,000,000
Barclays Capital, Inc.                  15,000,000
BNP Paribas Securities Corp.            15,000,000
Fleet Securities, Inc.                  15,000,000
Mizuho international PLC                15,000,000
RBC Dominion Securities Corp.           15,000,000
Royal Bank of Scotland PLC              15,000,000
Scotia Capital, Inc.                    15,000,000
Suntrust Capital Markets, Inc.          15,000,000
TD Securities, Inc.                     15,000,000
Tokyo-Mitsubishi International PLC      15,000,000
Total                                 $300,000,000


Underwriters     	             Principal Amount
                                      of 2012 Notes
Morgan Stanley Dean Witter & Co.      $262,500,000
J.P. morgan Securities, Inc.            37,500,000
Banc of America Securities LLC          37,500,000
Banc One Capital Markets, Inc.          37,500,000
Barclays Capital, Inc.                  37,500,000
BNP Paribas Securities Corp.            37,500,000
Fleet Securities, Inc.                  37,500,000
Mizuho international PLC                37,500,000
RBC Dominion Securities Corp.           37,500,000
Royal Bank of Scotland PLC              37,500,000
Scotia Capital, Inc.                    37,500,000
Suntrust Capital Markets, Inc.          37,500,000
TD Securities, Inc.                     37,500,000
Tokyo-Mitsubishi International PLC      37,500,000
Total                                 $750,000,000


Underwriters     	             Principal Amount
                                      of 2032 Notes
Morgan Stanley Dean Witter & Co.      $262,500,000
J.P. morgan Securities, Inc.            37,500,000
Banc of America Securities LLC          37,500,000
Banc One Capital Markets, Inc.          37,500,000
Barclays Capital, Inc.                  37,500,000
BNP Paribas Securities Corp.            37,500,000
Fleet Securities, Inc.                  37,500,000
Mizuho international PLC                37,500,000
RBC Dominion Securities Corp.           37,500,000
Royal Bank of Scotland PLC              37,500,000
Scotia Capital, Inc.                    37,500,000
Suntrust Capital Markets, Inc.          37,500,000
TD Securities, Inc.                     37,500,000
Tokyo-Mitsubishi International PLC      37,500,000
Total                                 $750,000,000



Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/11/02	Starwood Hotels Resorts


Shares            Price         Amount
90,000	 	 $99.483	$89,535

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A          N/A	  0.01%	             0.25%

Broker
Lehman Brothers, Inc.

Underwriters of Starwood Hotels Resorts

Underwriters *                           Principal Amount *
Total     			             $800,000,000

* Principal Amount of underwriters were not available at time of filing


Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/12/02	Ventas Realty LP


Shares            Price         Amount
95,000	 	 $100.00	$95,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A          N/A	  0.05%	             1.23%

Broker
SBC Warburg, Inc.

Underwriters of Ventas Realty LP

Underwriters     	                 Principal Amount
Merrill Lynch & Co.                           $48,125,000
UBS Warburg LLC                                48,125,000
Banc of America Securities LLC                 36,750,000
CIBC World Markets                              8,750,000
Credit Lyonnais Securities                      8,750,000
J.P. Morgan Securities, Inc.                   15,750,000
US Bancorp Piper Jaffray                        8,750,000
Total     			             $175,000,000


Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/15/02	Household Finance Corp.

Shares            Price         Amount
185,000	 	  $99.289	$183,685

                                    % of Issue
Spread    Spread       Fund's         for all
Amount      %        % of Issue   JPMorgan Funds
$0.45      N/A	       0.01%	       0.11%


Broker
Deutsche Morgan Grenfell

Underwriters of Household Finance Corp.

Underwriters     	         Principal Amount
Credit Suisse First Boston           $495,250,000
Deutsche Bank Securities, Inc.        497,000,000
Merrill Lynch, Pierce, Fenner & Smith 495,000,000
ABN AMRO, Inc.                         30,625,000
Banc of America Securities LLC         30,625,000
Banc One Capital Markets, Inc.         30,625,000
BNP Paribas Securities Corp.           30,625,000
Commerzbank Capital Markets Corp.      30,625,000
First Union Securities, Inc.           30,625,000
Morgan Stanley & Co., Inc.             30,625,000
Salomon Smith Barney, Inc.             30,625,000
Loop Capital Markets                    8,750,000
The Williams Capital Group LP           8,750,000
Total                              $1,749,750,000


Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/13/02	Fleming Companies, Inc.

Shares            Price         Amount
80,000 	  	  $100.00	$80,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
2.50        N/A		0.04%	           2.23%

Broker
Deutsche Morgan Grenfell

Underwriters of Fleming Companies, Inc.

Underwriters     	                 Principal Amount
Deutsche Bank Securities, Inc.             $78,000,000
Lehman Brothers, Inc                        40,000,000
Wachovia Securities, Inc.                   30,000,000
J.P. Morgan Securities, Inc.                30,000,000
Morgan Stanley, Inc                         15,000,000
Fortis Securities, Inc.                      5,000,000
Comercia Bank, Inc.                          2,000,000
Total                                     $200,000,000


Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/13/02	Lyondell Chemical Co.

Shares            Price         Amount
85,000 	  	  $99.248	$84,363

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 2.25       N/A		0.03%	           0.68%

Broker
Salomon Smith Barney, Inc.

Underwriters of Lyondell Chemical Co.

Underwriters     	                 Principal Amount
Banc of America Securities, LLC            $79,230,000
J.P. Morgan Securities, Inc.                79,230,000
Salomon Smith Barney, Inc.                  79,230,000
Credit Suisse First Boston Corp.            26,410,000
Scotia Capital, Inc.                        13,900,000
Total                                     $278,000,000